                   RESALE SOLUTIONS SWITCHED SERVICES AGREEMENT


     THIS AGREEMENT (the "Agreement") is entered into by and between SPRINT COMMUNICATIONS COMPANY L.P. ("Sprint"), and GCI COMMUNICATIONS, INC. ("Customer"). Sprint and Customer are "Parties" hereto.

     In consideration of the mutual promises contained herein, the Parties agree as follows:

     1. DEFINITIONS. Capitalized terms appearing in bold print are defined in Exhibit 1.

     2. CONFIDENTIALITY. During the Term and thereafter, neither Party shall disclose any terms of this Agreement, including pricing, or Proprietary Information of the other Party. Proprietary Information shall remain the property of the disclosing Party. A Party receiving Proprietary Information shall: (i) use or reproduce such information only when necessary to perform this Agreement; (ii) provide at least the same care to avoid disclosure or unauthorized use of such information as it provides to protect its own Proprietary Information; (iii) limit access to such information to its employees or agents who need such information to perform this Agreement; and
(iv) return or destroy all such information, including copies, after the need for it has expired, upon request of the disclosing Party, or upon termination of this Agreement.

     Because of the unique nature of Proprietary Information, a breach of this paragraph may cause irreparable harm for which monetary damages may be inadequate compensation. Accordingly, in addition to other available remedies, a Party may seek injunctive relief to enforce this paragraph.

     3. TERM. If this Agreement is executed by Sprint prior to the first day of the month, then the Term shall commence on the first day of the following month; otherwise, the Term shall commence on the first day of the second month following the month in which it is executed by Sprint. The Term will continue after commencement for the period specified in Attachment A.

     4.  TERMINATION FOR CAUSE.

         4.1. A Party may terminate this Agreement upon the other Party's failure to cure any of the following within 30 days following written notice thereof; (a) the (i) insolvency, corporate reorganization, arrangement with creditors, receivership or dissolution of the other Party; or (ii) institution of bankruptcy proceedings by or against the other Party; (b) assignment or attempted assignment of the Agreement or any interest therein, except as permitted by Paragraph 24 hereof; (c) change in control of the defaulting Party without the other Party's prior written consent, which consent shall not be unreasonably withheld; (d) a final order by a government entity with appropriate jurisdiction that a Service or the relationship hereunder is contrary to law or regulation; or (e) breach of any provision herein not otherwise referred to in Paragraph 4.

         4.2. Sprint may terminate this Agreement immediately and without notice if Customer fails to cure a breach as provided in Paragraph 8 or breaches a provision of Paragraph 17 or 18.

         4.3. Customer may terminate the Agreement upon 30 days written notice if special rate adjustments exceed the maximum provided in Paragraph 16.

         4.4. Upon termination of this Agreement a Party may recover from the other all sums it is owed at the time of termination.

     5.  TERMINATION WITHOUT CAUSE; EARLY TERMINATION CHARGE.

         5.1. Customer may terminate this Agreement at any time without cause upon 90 days prior written notice to Sprint and payment to Sprint of the Early Termination Charge in Subparagraph 5.2. Service will be discontinued the first business day of the fourth month after such notice of termination.


         5.2. Carrier Transport Base Rates and Promotional Discounts are based on Customer's agreement to purchase Service for the entire Term. It is difficult if not impossible to calculate Sprint's loss if Customer terminates the Agreement pursuant to Subparagraph 5.1 prior to the end of the Term. Therefore, to compensate Sprint for such loss, and not as a penalty, Customer shall pay Sprint an Early Termination Charge in the event of such termination. The Early Termination Charge shall equal 50% of the sum of the Minimum Commitment for each month remaining in the Term when Service is discontinued pursuant to Subparagraph 5.1. The Early Termination Charge shall be paid within 30 days after the notice provided pursuant to Subparagraph 5.1.


     6.  APPLICATION OF TARIFFS; INTERSTATE ADJUSTMENT.

         6.1. Interstate and international Service shall be provided pursuant to Tariff as supplemented by this Agreement. In the event of a conflict between this Agreement and any Tariff, the Tariff shall control.

         6.2. Intrastate Service is provided pursuant to Tariff in every respect. Promotional Discounts will not apply to intrastate Service. An Interstate Adjustment may be applied based on intrastate usage as provided in Attachment D. The Interstate Adjustment shall be based on intrastate usage at the Product Hierarchy Level and will equal the difference between (a) such usage priced at Tariff less Tariff discounts and (b) such usage priced at the Interstate Adjustment Rate in Attachment D less Discount One discounts. The Interstate Adjustment for a given month shall not exceed interstate billing for such month.

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         6.3.  Customer shall pay all Tariff charges including, without limitation, fixed charges, feature charges, enhanced 800 charges, access facility charges, installation and other non-recurring charges.

         6.4. Sprint may modify or withdraw Tariffs from time to time, which may include discontinuation of any Service without Sprint's liability.

     7. RELATIONSHIP OF PARTIES. Neither this Agreement nor the provision of Service creates a joint venture, partnership or agency between Sprint and Customer. Customer is the service provider with respect to End Users. Sprint is merely a supplier to Customer with no relationship to End Users.

     8. USE OF NAME AND MARKS. This Agreement confers no right to use the name, service marks, trademarks, copyrights, patents or CIC of either Party except as expressly provided herein. Neither Party shall take any action which would compromise the registered copyrights or service marks of the other.

     Sprint's name is proprietary and nothing herein constitutes a general license authorizing its use. Customer may not: (a) promote or advertise Sprint's name or capabilities to End Users or prospective End Users; (b) attempt to sell its service using Sprint's name; or (c) represent to End Users or prospective End Users that they would be Sprint customers or that they may obtain Sprint service from Customer.

     Sprint shall provide Customer written notice of a breach of this paragraph. Customer shall use its best efforts to immediately cure such breach, advising Sprint of its actions. If, in Sprint's opinion, Customer fails to effect a cure within 30 days of Sprint's notice, then Sprint may, at its option, terminate the Agreement pursuant to Subparagraph 4.2.

     Sprint's provision of Network Extension Service may result in End Users being notified by their LEC that Sprint is their designated PIC. Therefore, to avoid confusion and potential "slamming" complaints, Sprint hereby authorizes Customer to use Sprint's name under the following conditions to provide End Users from whom Customer has obtained a PIC Authorization with a fulfillment piece containing the following Notice (the "Notice"):

         We want to affirm how _____ will provide your long distance service. Although _____ will provide your invoice and customer service, we use major national carriers to actually carry your long distance calls.

         After subscribing to our service, you may receive a notice from your local phone company which says that your long distance "Carrier of Choice" is Sprint. _____ has selected Sprint as the long distance network provider it will use to handle your calls. That selection was based on your quality and price requirements. If you have any questions about your order, please call our toll free customer service number, 1-800-___-____.

     If Customer subscribes to Sprint Express, calls placed by End Users to the Sprint ITFS number will be answered "Sprint operator." This may cause confusion if the End User does not know its calls are being carried on the Sprint network. Therefore, to avoid such confusion, Sprint hereby authorizes Customer to provide End Users who use Sprint Express with a fulfillment piece containing the following notice (the "Sprint Express Notice"):
"International call origination may be provided by a Sprint operator."
Sprint may withdraw consent to use the Sprint Express Notice upon 10 days written notice.

     Customer shall obtain Sprint's prior written approval of any fulfillment piece in which the Notice or the Sprint Express Notice will appear.

     9.  SERVICE.  Services provided hereunder are described in Exhibit 2.

     10. LEGAL COMPLIANCE; REMEDIES FOR NON-COMPLIANCE.

         10.1. Customer represents and warrants that (a) it has obtained all licenses and regulatory authority necessary to operate as contemplated herein and (b) it will not submit an End User ANI for activation without obtaining and maintaining a proper PIC Authorization.

         10.2. If, in Sprint's opinion, Customer breaches this paragraph, Sprint may (a) terminate this Agreement pursuant to Subparagraph 4.1(e), (b) reject End User ANIs submitted by Customer for placement under its account, and/or (c) discontinue Promotional Discounts. If Sprint elects option (b) or
(c), it will resume accepting ANIs and/or reinstate Promotional Discounts only after Customer produces evidence satisfactory to Sprint that it has cured its breach.

     11. CUSTOMER RESPONSIBILITIES.

         11.1. Customer shall not be relieved of any obligation hereunder by virtue of the fact that Service is ultimately used by End Users.

         11.2. Customer shall produce for Sprint's inspection, at Customer's expense, any PIC Authorization within 48 hours after Sprint's oral or written request, or within any shorter period required by a LEC or regulatory agency. If Customer fails to comply with this subparagraph then Sprint may (a) discontinue Promotional Discounts and/or (b) refuse to activate additional ANIs under Customer's account.

         11.3. Customer shall reimburse Sprint for any charge assessed by a LEC for processing a PIC request initiated by Customer and pay Sprint a PIC Assessment Fee equal to 25% of such charge.


         11.4. Customer shall be solely responsible for End User solicitation, service requests, creditworthiness, customer service, billing and collection.

         11.5. Customer shall be financially liable for usage generated by each End User ANI activated by Sprint until such ANI is presubscribed to another IXC. Customer may request Sprint to block Network Extension Service to an ANI upon the End User's failure to pay Customer, subject to Customer's prior certification to Sprint that it has given the End User any notice required by law. Customer shall reimburse Sprint for expenses incurred to block an ANI.

         11.6. Customer shall be solely liable for amounts it cannot collect from End Users, and billing adjustments it grants End Users, including adjustments for fraudulent charges, directory assistance or any other form of credit.

         11.7. Customer shall comply with Sprint's network interface procedures when it orders its own access facilities.

     12. SERVICE ACTIVATION. Sprint will use reasonable efforts to provide switched Service within 15 days, and dedicated Service within 30 days, following Customer's order, or the requested delivery date, whichever is later. These deadlines will be extended by the time it takes to address activation errors or obtain from Customer a complete and accurate order or PIC Authorization. Customer shall reimburse Sprint for LEC imposed fees resulting from a request to expedite Service.

     13. PRICING; FORWARD PRICING; GENERAL CONDITIONS.

         13.1. PRICING. Resale Solutions Base Rates and Promotional Discounts are contained in the Attachments hereto.

         13.2. PRICES IN LIEU OF OTHER DISCOUNTS. Resale Solutions Base Rates and Promotional Discounts are extended in lieu of any other Tariff or contractual discount, special pricing, or discount term plan. Discounts upon discounts are only permitted if expressly provided for herein.

         13.3. PRICES CONTINGENT ON PERFORMANCE. Resale Solutions Base Rates and Promotional Discounts are contingent on Customer's full performance of all terms of the Agreement.

If Customer fails to pay the undisputed portion of an invoice pursuant to Paragraph 17, all Service for which payment is past due may, at Sprint's option, be priced at Resale Solutions Base Rates.

         13.4. PER MINUTE CHARGES. Resale Solutions Base Rates are invoiced based on Per Minute Charges utilizing the Rate Periods and Billing Increments in Attachment B.

         13.5. SWITCHED ORIGINATION; TERMINATION AND 800 ORIGINATION CHARGES. Customer shall pay the charges specified in Attachment B for each originating minute and each terminating minute of an interstate call that originates and/or terminates in a Non-Bell Service Area.

         13.6. PROMOTIONAL PRICING LEVELS. Customer will receive Discount One and Discount Two discounts applied only to Rate Elements as provided in Attachments C and D.

         13.7. FORWARD PRICING. As a transition to the pricing hereunder, Discount Two discounts may be based for a period of time on the greater of Customer's actual Discount Two Monthly Volume of Service or a specified Forward Pricing Volume of Service. The Forward Pricing Volume of Service and the period during which it may be applied are specified in Attachment A.

         13.8. PRICING CONTINGENT ON PRIMARY CARRIER STATUS. Pricing hereunder is contingent on Customer utilizing Sprint as its Primary Carrier for the Primary Carrier Services listed in Attachment A.

     If 800 Service is a Primary Carrier Service then Customer shall (a) designate Sprint as its Primary Carrier in the 800 Service Management System database for all interstate 800 traffic that is not originated directly by Customer and (b) maintain access facilities sufficient to send at least 99% of its traffic to Sprint with no more than 2% blockage during the peak busy hour of Customer's average business day.

     If Resale Connect One Plus is a Primary Carrier Service then 90% of all End User ANIs under Customer's control shall be PICed to Sprint during the Term.

     If Resale Direct Extension is a Primary Carrier Service then 90% of all Dedicated Access End Users under Customer's control shall be placed on the Sprint network during the Term.

     If Resale Direct is a Primary Carrier Service then Customer shall maintain access facilities sufficient to send to Sprint at least 99% of the traffic Customer does not terminate itself.

     Customer shall produce, within 30 days following Sprint's request, evidence acceptable to Sprint that it is in compliance with this subparagraph. Failure to maintain Sprint as Primary Carrier on any Primary Carrier Service will result in Service being provided hereunder at Carrier Transport Base Rates for the remainder of the Term. Customer may select a temporary back-up carrier for any period during which it is affected by a Sprint network outage.

     14. SURCHARGES.

         14.1. MINIMUM COMMITMENT SURCHARGE. Any month Customer fails to meet the Minimum Commitment stated on Attachment A, Customer shall pay a surcharge for Service provided during such month equal to 25% of the difference between the Minimum Commitment and Customer's Net Usage. The Minimum Commitment shall not relieve Customer of any credit or security obligation hereunder.

         14.2. LEC CAP SURCHARGE. Any month Customer exceeds the Maximum Non-Bell Traffic Percentage specified in Attachment B for any Service type, Customer shall pay Sprint the per minute surcharge for such Service specified in Attachment B for each minute above the Maximum Non-Bell Traffic Percentage that originates from or terminates to a Non-Bell Service Area. Maximum Non-Bell Traffic Percentages will be calculated independently for originating and terminating minutes at each Product Hierarchy Level.

         14.3. MINIMUM AVERAGE TIME REQUIREMENT SURCHARGE. Any month Customer fails to equal or exceed the Minimum Average Time Requirement specified in Attachment B for Services specified in Attachment B, then Customer shall pay Sprint a per minute surcharge on such usage equal to (a) the per minute surcharge specified in Attachment B multiplied by (b) the difference between (i) the number of minutes the Service was used and (ii) the number of calls using the Service multiplied by the Minimum Average Time Requirement. This surcharge shall be calculated at each Product Hierarchy Level.

         14.4. NONCOMPLETE CALL SURCHARGE. Any month Customer exceeds the Maximum Noncomplete 800 Call Percentage for interstate Resale Direct Toll Free, Resale Direct Toll Free Extension, and/or interstate Resale Connect Toll Free traffic as stated on Attachment B, Customer shall pay Sprint a surcharge equal to the amount stated in Attachment B for each Noncomplete 800 Call in excess of the Maximum Noncomplete 800 Call Percentage. This surcharge shall be calculated at each Product Hierarchy Level.

         14.5. MINIMUM PORT USAGE SURCHARGE. Any month Customer fails to equal or exceed the Minimum Port Usage per Active Resale DirectPort as stated on Attachment A, Customer shall pay Sprint a surcharge on its Ultra WATS usage equal to the difference between (a) Customer's actual Net Usage for Resale Direct Service and (b) the Minimum Port Usage multiplied by the total number of Active Resale Direct Ports. This surcharge shall be calculated at each Product Hierarchy Level.


     15. SERVICE CHARGES. Customer shall pay Sprint a $25 service charge for each End User ANI or 800 number Customer submits for activation (a) that Sprint determines lacks a proper PIC Authorization or (b) that requires
Sprint to disconnect or transfer such ANI or 800 number from Sprint's data base before placing it within Customer's CTIS hierarchy. However, the service charge provided for in 15(b) will be waived if such End User ANIs, or 800 numbers, do not exceed 15% of the total ANIs, or 800 numbers, submitted by Customer during the previous 90 days.


     16. SPECIAL RATE ADJUSTMENTS.

         16.1. Sprint may, after 60 days notice to Customer, adjust the price of Service provided hereunder to reflect (a) changes in the average per-minute rate of interstate LEC access charges imposed on Sprint and/or (b) changes in international net settlements or currency exchange rates.


         16.2. If during any period of 12 consecutive months the adjustments to a rate provided for herein exceed five percent of such rate, then Customer may terminate the Agreement pursuant to Subparagraph 4.3.


     17. PAYMENT FOR SERVICE.

         17.1. PAYMENT OBLIGATION. Customer shall pay Sprint for Service pursuant to the terms of this Agreement and applicable Tariffs.

         17.2. CALL DETAIL. Sprint will provide Customer with a call detail media containing Customer's Service usage. Sprint may, at its option, and without liability to Customer, modify the format of the call detail media following 30 days written notice to Customer.

         17.3. PAYMENT PROCEDURE. Sprint will invoice Customer monthly for Service provided hereunder. Invoices shall be due and payable upon receipt. Undisputed charges for Service that are not paid within 30 days after Customer's receipt of the invoice shall be past due. Interest will be charged on past due amounts beginning the 31st day following Customer's receipt of the invoice at a rate equal to the lesser of 18% per annum or the maximum rate allowed by law.

     The price of Service is exclusive of applicable taxes. Resale Solutions Base Rates and Promotional Discounts are contingent on Customer providing Sprint with certificates from appropriate taxing authorities exempting Customer from taxes that would otherwise be invoiced hereunder.

         17.4. BILLING DISPUTES. If Customer in good faith disputes any invoiced amount it shall submit to Sprint, within 30 days following receipt of the invoice for payment of the undisputed portion of the invoice and written documentation identifying and substantiating the disputed amount. If the Parties, in good faith, cannot resolve the dispute within a reasonable period of time, then the dispute shall be settled by arbitration pursuant to Paragraph 22.

     18. PAYMENT SECURITY. Provision of Service is contingent on credit approval by Sprint. Upon request by Sprint, Customer shall provide Sprint with financial statements, or other indications of Customer's financial circumstances. If Customer's financial circumstances or payment history is or becomes unacceptable to Sprint, then Sprint may require a deposit, irrevocable letter of credit or other form of security acceptable to Sprint. Customer's failure to provide such security within 20 days following Sprint's request shall constitute a default under Subparagraph 4.2.

     19. INDEMNIFICATION. Each Party (as "indemnitor") shall indemnify, defend and hold harmless the other Party (as "Indemnitee") from and against any and all liabilities, costs, damages, fines, assessments, penalties and expenses (including reasonable attorneys' fees) resulting from (a) breach of any provision in this Agreement by Indemnitor, its employees or agents, or
(b) any misrepresentation or illegal act of Indemnitor, its employees or agents, arising out of the Indemnitor's performance hereunder.

     Customer shall indemnify, defend and hold Sprint harmless from and against any and all liabilities, costs and damages (including reasonable attorneys' fees) resulting from any claim arising out of: (i) use of Service by Customer to extend its service to End Users; (ii) use of Service by Customer or End Users; (iii) libel, slander, or patent or trademark infringement arising from the combination or use of Service with Customer provided service or facilities; or (iv) Customer's marketing, advertising, sales or promotional activities.

     20. LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, INCLUDING LOSS OF PROFITS, LOSS OF CUSTOMERS OR GOODWILL ARISING FROM THE RELATIONSHIP OR CONDUCT OF BUSINESS HEREUNDER.

     21. WARRANTIES. WARRANTIES AND REMEDIES SET FORTH IN THE AGREEMENT AND SPRINT'S TARIFFS ARE THE ONLY WARRANTIES AND REMEDIES WITH RESPECT TO THE SERVICE, AND ARE IN LIEU OF ANY OTHER WARRANTY, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     22. ARBITRATION. Any dispute arising out of or relating to the Agreement will be finally settled by arbitration in accordance with the rules of the American Arbitration Association.

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

The arbitration will be governed by the United States Arbitration Act, 9 U.S.C. Sec. 1, et seq., and judgment upon the award rendered by the arbitrator(s) may be entered by any court with jurisdiction. The arbitration will be held in the Kansas City, MO metropolitan area.

     23. NOTICES. Notices, requests or other communications (excluding invoices) hereunder shall be in writing and sent by certified mail addressed as follows:

         If to Sprint:   Sprint Communications Company
                         5420 LBJ Freeway, Suite 1700
                         Dallas, TX 75240
                         Attention: Vice President-Diversified Brands

         With copy to:   Sprint Communications Company
                         8140 Ward Parkway
                         Kansas City, MO 64114
                         Attention: Vice President Law-Marketing/Sales

         If to Customer: GCI Corp.
                         2550 Denali, Suite 1105
                         Anchorage, AK 99503
                         Attention: Distribution Cost Manager

     24. ASSIGNMENT. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated to any other entity without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

     25. EXCUSABLE DELAY. In the event of an Excusable Delay the performance obligations of the Parties hereunder shall be suspended and the Term shall be extended for a period of time equal to the length of such delay; provided, however, the affected Party shall promptly notify the other Party of the nature of the delay and the estimated time that it will continue. If an Excusable Delay continues for more than 90 days and has a material adverse impact on the other Party, such other Party may, at its option and upon written notice to the other Party, terminate this Agreement without liability other than payment for Service provided prior to termination.
Notwithstanding the foregoing, neither Party may invoke this paragraph with regard to any event listed in Paragraph 4 or to delay performance of Paragraphs 17 or 18.

     26. CAPTIONS. Captions of the paragraphs and subparagraphs herein are for convenience only, are not part of the Agreement and shall not define or limit any of the Agreement's terms.

     27. CHOICE OF LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Kansas.

     28. RULES OF CONSTRUCTION. No rule of construction requiring interpretation against the draftsman shall apply in the interpretation of this Agreement.

     29. ENTIRE AGREEMENT. This Agreement, together with the attached Exhibits and Attachments, represents the entire agreement of the Parties with respect to the subject matter hereof and supersedes all other agreements between the Parties relating to the Service.

     30. MODIFICATION OF AGREEMENT. This Agreement, including its Exhibits and Attachments, may be amended, modified or supplemented only by a separate written document executed by both Parties with the formality of this Agreement.

     31. WAIVER OF TERMS. No term or provision herein shall be waived, and no breach or default excused, unless such waiver or consent is in writing and signed by the Party to which it is attributed. No consent by a Party to, or waiver of, a breach or default by the other, whether express or implied, shall constitute a consent to, or waiver of, any subsequent breach or default.

     32. PARTIAL INVALIDITY. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render the Agreement unenforceable, but rather the Agreement shall be construed as if not containing the invalid or unenforceable provision. However, if such provision is an essential element of this Agreement, the Parties shall promptly attempt to negotiate a substitute therefor.

     33. CUMULATIVE REMEDIES. Except as otherwise provided herein, the remedies provided for in this Agreement are in addition to any other remedies available at law or in equity.

     34. EXPIRATION OF OFFER. Sprint's offer to enter into this Agreement shall be withdrawn if the Agreement is not executed by both Parties within 45 days after the Proposal Date stated on Attachment A.

     Executed and made effective as provided herein.

-----------------------------------    SPRINT COMMUNICATIONS COMPANY L.P.
(Customer)


By:                                    By:
      -----------------------------          --------------------------------
Title:
      -----------------------------
Date:                                  Date:
      -----------------------------          --------------------------------

                                     EXHIBIT 1

                                    DEFINITIONS

Capitalized terms appearing in bold print in the Agreement, its Exhibits and Attachments are defined as follows:

"Active Resale Direct Port" means a Customer access port (DS-0 equivalent) connected to Sprint and activated as Resale Direct Service.

"ANI" means a calling telephone number identification which is forwarded to an IXC by a LEC as a call is placed.

"Associated Location" means a physical premise to or from which Sprint provides Service which is (a) owned or leased by Customer, (b) occupied by a business in which Customer has an equity interest of at least a 25%; or (c) occupied by a franchisee of Customer.

"Attachment" means a supplement attached to, and a part of, the Agreement.

"Billing Increment" means a Tariffed billing increment, unless otherwise stated in Attachment B.

"Calling Card" means a card issued to an End User in Customer's name containing an authorization code that the End User may use to originate calls over Sprint's network as provided in Exhibit 2.

"Resale Connect FONcard Service" means a Service consisting of a Sprint authorization code incorporated into Customer's Calling Card which, together with Customer's service enhancements, is provided to End Users for use in originating calls over Sprint's network as provided in Exhibit 2.

"Resale Solutions Base Rates" means the prices provided herein for Resale Solutions Service.

"Resale Solutions Service" means switched Service purchased under the Agreement and invoiced under CTIS.

"CIC" means an IXC carrier identification code.

"CTIS" means Sprint's Carrier Transport Invoicing System.

"Day Rate Period" means the Tariff day rate period unless otherwise specified herein.

"Discount One" means a Rate Element specific discount that (1) is based on Customer's Discount One Monthly Volume of Service and (2) is applied to usage at the Service Hierarchy Level that has been priced at Resale Solutions Base Rates.

"Discount One Monthly Volume of Service" means the volume of Customer's monthly usage, at each Product Hierarchy Level, for a specific Rate Element priced at Resale Solutions Base Rates.

"Discount Rate Period" means the Tariff international discount rate period unless otherwise specified herein.

"Discount Three" means a Rate Element specific discount that (1) is based on Customer's Discount Three Monthly Volume of Service and (2) is applied at the Product Hierarchy Level or the Service Hierarchy Level to interstate or international usage to the LATAs or countries specified in Attachment C.

"Discount Three Monthly Volume of Service" means the volume of Customer's monthly usage, at the Product Hierarchy Level or Service Hierarchy Level, of interstate or international minutes to the specific LATAs or countries identified in Attachment C and priced based on the usage levels and Rate Periods specified in Attachment C.

"Discount Two" means a Rate Element specific discount that (1) is based on Customer's Discount Two Monthly Volume of Service and (2) is applied to usage at the Service Hierarchy Level that has been priced at Resale Solutions Base Rates less Discount One discounts.

"Discount Two Monthly Volume of Service" means the volume of Customer's monthly usage, at the Master Hierarchy Level, of all Resale Solutions Services, including directory assistance Services, priced at Resale Solutions Base Rates after the application of Discount One discounts, but prior to the application of Discount Two discounts. Discount Two Monthly Volume of Service does not include Resale Solutions Service charges that are not based on usage, Clearline Service charges, Private Line charges, any charge associated with access (dedicated or non-dedicated), facilities charges, any usage related fixed charge, any non-recurring charge such as installation charges, taxes, surcharges, transfer fees, or interest.

"Early Termination Charge" means the charge imposed for terminating the Agreement prior to expiration of the Term as provided in Paragraph 5 thereof.

"Economy Rate Period" means the Tariff international economy rate period.

"End User" means a customer of Customer to whom Sprint extends Network Extension Service at a Non-Associated location.

"Evening Rate Period" means the Tariff evening rate period unless otherwise specified herein.

"Excusable Delay" means any event that prevents a Party from performing its obligations hereunder and that is beyond the reasonable control and without the fault or negligence of such Party.

"Exhibit" means a supplement attached to, and a part of, the Agreement.

"Forward Pricing Volume of Service" means the volume of service specified in Attachment A upon which Discount Two discounts may be based as provided in Subparagraph 13.7 of the Agreement.

"Interstate Adjustment" means the adjustment under Subparagraph 6.2 to the invoice for interstate usage that is based on the level of intrastate usage.

"Interstate Adjustment Rate" means the rate identified in Attachment D that is used to determine the Interstate Adjustment as provided in Subparagraph 6.2.

"IXC" means interexchange carrier.

"LEX" means local exchange carrier.

"Master Hierarchy Level" means billing hierarchy level 1.

"Maximum Noncomplete 800 Call Percentage" means, for each month, for each Service type, the ratio, expressed as a percentage, of (i) the aggregate number of Noncomplete 800 Calls during such period divided by (ii) the aggregate number of 800 calls during such period. This percentage shall be calculated at each Product Hierarchy Level.

"Maximum Non-Bell Traffic Percentage" means, for each month, the ratio, expressed as a percentage, of (i) the number of minutes during such period that originate from, or terminate in, a Non-Bell Service Area, divided by
(ii) the total number of minutes during such period. Maximum Non-Bell Traffic Percentages will be calculated independently for originating and terminating minutes at the Product Hierarchy Level.

"Minimum Average Time Requirement" means the minimum average call duration, expressed in minutes, for Services as specified in Attachment B. Minimum Average Time Requirement calculations will be made at each Product Hierarchy Level.

"Minimum Commitment" means the minimum monthly usage commitment stated on Attachment A. The calculation to determine whether Customer has met the Minimum Commitment shall be based on Customer's invoiced Net Usage.

"Minimum Port Usage" means the minimum Net Usage for Resale Direct Service stated on Attachment A that Customer shall generate per Active Resale Direct Port.

"Network Extension Service" means Service that Sprint extends to the Non-Associated Location of an End User.

"Net Usage" means the monthly amount invoiced for use of a Service net of Discount One, Discount Two and Discount Three discounts. Net Usage includes the following as they apply to particular Services: monthly per-minute usage charges invoiced under the Agreement; route advance charges;

real time ANI charges; switched origination and termination charges; directory assistance charges; Minimum Average Time Requirement Surcharges; Noncomplete Call Surcharges; FONcard surcharges; and LEC Cap Surcharges.

"Night/Weekend Rate Period" means the Tariff night/weekend rate period unless otherwise specified herein.

"Noncomplete 800 Call" means an attempted Resale Connect Toll Free, Resale Direct Toll Free, or Resale Direct Toll Free Extension call that is not completed to the called number for any reason.

"Non-Associated Location" means any physical premise to or from which Sprint provides Service that is not an Associated Location.

"Non-Bell Service Area" means the geographic service area of any "independent" LEC which is not a Bell Operating Company.

"Off Peak Rate Period" means (a) the Evening Rate Period and the
Night/Weekend Rate Period for interstate traffic and (b) the Discount Rate Period and Economy Rate Period for international traffic.

"Peak Rate Period" means (a) the Day Rate Period for interstate traffic and
(b) the Standard Rate Period for international traffic.

"Per Minute Charge" means the per minute charge for Service as set forth in Exhibit C based on Rate Periods and Billing Increments stated in Attachment B.

"PIC" means primary interexchange carrier.

"PIC Authorization" means an End User's selection of a PIC that meets the requirements of federal and state law.

"Primary Carrier" means the IXC designated by Customer as its first routing choice and primary overflow carrier.

"Primary Carrier Service" means the Service specified in Attachment A for which Sprint shall be Customer's Primary Carrier.

"Product Hierarchy Level" means the fifth level in the Customer billing hierarchy, and is directly above the Service Hierarchy Level which ties like Services together for purposes of reporting. Each Product Hierarchy Level is considered independently for calculation and application of Discount One, LEC Cap Surcharges, Minimum Average Time Requirement Surcharges, Noncomplete 800 Call Surcharges and Minimum Port Usage Surcharges.

"Promotional Discounts" is a collective reference to Discount One, Discount Two, Discount Three and Interstate Adjustments.

"Proposal Date" means the date indicated on Attachment A that the Agreement is offered by Sprint to Customer.

"Proprietary Information" means (a) written information of a Party which is clearly and conspicuously marked as proprietary or confidential or which is accompanied by written notice that such information is confidential, or (b) a verbal communication which is subsequently confirmed in writing to the other Party as confidential or proprietary information which (i) is maintained in confidence and secrecy by the disclosing Party, (ii) is valuable to the disclosing Party because of such confidence or secrecy, and (iii) is subject to the disclosing Party's reasonable efforts to maintain such confidentiality and secrecy. Proprietary Information shall not include information which (1) is at any time in the public domain other than through wrongdoing on the part of an entity owing a duty of confidentiality to the disclosing Party, (2) is within legitimate possession of the receiving Party without obligation of confidentiality, (3) is lawfully received from a third party having rights therein without restriction of the right to disseminate the information, (4) is independently developed without breach of any obligation of confidentiality through parties without access to or knowledge of such Proprietary Information, (5) is disclosed with prior written approval of the other Party, (6) is transmitted after the disclosing Party has received written notice from the receiving Party that it does not desire to receive further Proprietary Information, or (7) is obligated to be produced under order of a court of competent jurisdiction.

"Rate Element" means a jurisdictional element of the rate for a particular Service. For example, Resale Direct rates consist of separate Rate Elements for interstate, intrastate, Canada, Mexico domestic, Mexico international, other international, and directory assistance usage.

"Rate Periods" is a collective reference to the Day Rate Period, Discount Rate Period, Economy Rate Period, Evening Rate Period, Night/Weekend Rate Period, Off Peak Rate Period, Peak Rate Period, and Standard Rate Period.

"Service" means the service identified in the Exhibits and Attachments that Sprint shall provide and Customer shall purchase hereunder.

"Service Hierarchy Level" means the sixth and lowest level in the Customer's billing hierarchy.

"Standard Rate Period" means the Tariff standard rate period for international Service unless otherwise specified herein.

"Tariff(s)" means any applicable tariff filed by Sprint with the Federal Communications Commission for interstate or international Service (including Tariff revisions) and/or any applicable tariff filed with a state regulatory commission for intrastate Service. Should Sprint no longer file Tariffs in order to provide Service, then Tariff shall mean the standard rate tables and terms and conditions that replace such Tariffs.

"Term" means the term of the Agreement as provided in Paragraph 3 thereof.

                                    EXHIBIT 2

                                     SERVICES

     The following Services are provided pursuant to the Agreement:

     1.  OUTBOUND SERVICE.

         1.1. RESALE DIRECT and RESALE DIRECT EXTENSION. Resale Direct and Resale Direct Extension is provided hereunder for switched outbound traffic with interstate or international termination that originates over dedicated special access (DS-1 or DS-3) circuits.

         1.2. RESALE DIRECT. Resale Direct is Service subscribed to, and paid for, by Customer that originates from an Associated Location. Carrier Ultra WATS may be obtained only by a carrier with its own CIC.

         1.3. RESALE DIRECT EXTENSION. Resale Direct Extension is Service subscribed to, and paid for, by Customer but connected directly to a Non-Associated Location.

         1.4. RESALE CONNECT ONE PLUS. Resale Connect One Plus is provided hereunder for switched access outbound traffic utilizing Feature Group D protocol having interstate or international termination.

     2.  TOLL FREE SERVICE.

         2.1. RESALE DIRECT TOLL FREE and RESALE DIRECT TOLL FREE EXTENSION. Resale Direct Toll Free and Resale Direct Toll Free Extension is provided hereunder for Customer switched inbound traffic with interstate or international origination that terminates over dedicated special access (DS-1 or DS-3) circuits.

         2.2. RESALE DIRECT TOLL FREE. Resale Direct Toll Free is Toll Free Service subscribed to, and paid for, by Customer that terminates to an Associated Location. Resale Direct Toll Free may be obtained only by a carrier with its own CIC.

         2.3. RESALE DIRECT TOLL FREE EXTENSION. Resale Direct Toll Free Extension is Toll Free Service subscribed to, and paid for, by Customer but connected directly to an Non-Associated location.

         2.4. RESALE CONNECT TOLL FREE. Resale Connect Toll Free is provided hereunder for switched inbound traffic, terminating on Feature Group D protocol, having interstate or international origination.

         2.5. INTERNATIONAL TOLL FREE ORIGINATION. International Toll Free Service ("ITFS") shall be provided subject to availability. Because of a limited quantity of Toll Free numbers in some countries, Sprint may, as it deems appropriate, after 30 days notice, disconnect any ITFS number which does not generate at least 60 minutes of usage during any period of three consecutive months. ITFS traffic must be terminated directly in the continental U.S. If reorigination occurs, ITFS traffic is subject to foreign PTT interruption and is beyond Sprint's control. ITFS Service shall be provided pursuant to Tariff, including rates, discounts and Toll Free number charges, unless otherwise provided herein.

     3.  FONVIEW.  FONview is not available for Service billed under CTIS.

     4.  DIRECTORY ASSISTANCE.

         4.1. INTERSTATE. Interstate directory assistance provided hereunder must have a domestic origination over Customer's circuits. Sprint may modify directory assistance prices provided in the Agreement to reflect changes in LEC directory assistance charges.

         4.2. INTERNATIONAL. International directory assistance is provided pursuant to Tariff. International directory assistance must have a domestic origination over Customer's circuits and request numbers must be located in the countries listed in Sprint's FCC Tariff 1, Section 2.1. International directory assistance may be obtained by calling a Sprint operator who will request the number from the appropriate country's international operator. Sprint may modify directory assistance prices provided in the Agreement to reflect changes in directory assistance charges of other countries.

         4.3. TOLL-FREE DIRECTORY LISTINGS. Customer's Toll Free numbers shall not be eligible for any toll-free directory listing at Sprint's expense.

     5.  RESALE CONNECT FONCARD SERVICE.

         5.1. RESALE CONNECT FONCARD SERVICE consists of an authorization code issued by Sprint which Customer will incorporate into a Calling Card. The Calling Card, together with Customer provided service enhancements, will be provided in Customer's name to End Users who may use the card to originate calls over Sprint's network in the contiguous U.S. and selected countries. Sprint will transport Customer's Calling Card traffic with the same quality as Sprint FONcard traffic.

         5.2. AVAILABILITY. Resale Connect FONCARD Service is provided subject to (a) availability and compatibility of facilities, (b) Customer fulfillment, and (c) 800 access origination, which Customer agrees may be withheld by Sprint in certain LATAs because of facility constraints.

         5.3. ACTIVATION. Sprint will provide Customer with activated authorization codes to be imprinted on Customer's Calling Cards. The codes will be provided within 30 days following Customer's request and notice to Sprint of Customer's fulfillment vendor.

         5.4. TOLL FREE ACCESS. Customer may elect Calling Card access to a Sprint operator using either a "Generic" or "Branded" Toll Free access number. The operator response to a Generic Toll Free call will be similar to: "Long Distance, may I help you?" Calls to a Branded access number will be answered by an operator assigned exclusively to Customer. Operator response to Branded access calls will be similar to: "(CUSTOMER) Long Distance Operator."

     Customer shall pay a non-recurring charge for establishing account access as provided in Attachment B.

         5.5. SERVICE REPRESENTATIVE. Sprint will designate a representative to provide Customer service. This representative will not be available for direct contact by End Users.

         5.6. NON-EMERGENCY DEACTIVATION. Sprint will advise Customer of the process for requesting non-emergency deactivation of an authorization code. Sprint may periodically deactivate unused authorization codes to minimize potential fraud. Sprint will notify Customer of any such deactivation. Emergency deactivation is provided for in Subparagraph 5.9 of this Attachment.

         5.7. REMEDY FOR SERVICE FAILURE. Notwithstanding anything to the contrary in Subparagraph 4.1(e) of the Agreement, Customer's sole and exclusive remedy for failure of a particular Resale Connect FONcard Service shall be discontinuation of the affected Service subject to Paragraph 2.5 of the Agreement.

         5.8.  CUSTOMER OBLIGATIONS.  Customer shall, at Customer's expense:
(a) design, manufacture and distribute its Calling Cards; (b) solicit End Users in its own name in compliance with Paragraph 8 of the Agreement; (c) address End User service requests; (d) determine End User creditworthiness;
(e) define its relationship with End Users relative to its Calling Card service by tariff or contract; (f) provide Calling Card fulfillment using a bonded fulfillment vendor; (g) supply its fulfillment vendor with necessary End User information; (h) maintain its own End User data base; (i) provide End User customer service, billing and collection; (j) maintain its own End User customer service number, which shall be printed on each Calling Card;
(k) establish internal Calling Card management procedures; (l) monitor for fraud and code abuse; and (m) cooperate and interface with Sprint to prevent fraud or code abuse as provided herein.

     Customer shall provide Sprint with all order authorizations, service applications and information that Sprint requires to establish and maintain Resale Connect FONcard Service and proper invoicing.

     Customer shall be liable for (a) all usage charged to an activated authorization code after the code is provided to Customer or its agent, (b) non-payment by End Users, and (c) billing adjustments granted to End Users as provided in Subparagraph 11.6 of the Agreement.

     Customer shall indemnify and hold Sprint harmless from any claim or damages resulting from Sprint's deactivation of an authorization code at Customer's request.

         5.9. CODE ABUSE; FRAUD; EMERGENCY DEACTIVATION. Sprint and Customer will cooperate to deter Calling Card fraud and code abuse. Sprint will monitor usage of Customer Calling Cards to detect fraud or code abuse in the same manner that it monitors FONcard usage of its own customers. This activity will not create any liability on the part of Sprint resulting from code abuse or fraud. Customer shall be liable for all usage charged to an activated authorization code that results from fraud or code abuse.

     Sprint will notify Customer of (a) the process Customer may use to obtain emergency deactivation of a lost or stolen Calling Card and (b) the process Sprint will use to notify Customer of suspected fraud or code abuse.

     Customer shall maintain a 7 day per week, 24 hour per day, contact that Sprint will immediately notify if fraud or code abuse is suspected. Customer shall advise Sprint within 30 minutes after receiving such notice whether it wants the authorization code deactivated. If Sprint is unable to reach Customer's contact, or if Customer fails to respond to Sprint's notice within 30 minutes, Sprint may, in its discretion, deactivate the authorization code and advise Customer of its actions. Sprint shall incur no liability for such deactivation.

     Sprint shall be liable for calls charged to an authorization code after a period of 4 hours following an appropriate emergency deactivation request.

     Requests for credit pursuant to this subparagraph shall be supported by appropriate documentation. Sprint will investigate and, in its discretion, either approve or reject such requests. Notwithstanding anything in Paragraph 18 of the Agreement, the amount of any credit request under this subparagraph shall not be deducted as a disputed charge prior to payment of an invoice.

                                Attachment A-1

A.3.     TERM OF AGREEMENT:  24 months

A.13.7.  FORWARD PRICING - FORWARD PRICING VOLUME OF SERVICE

               Not Applicable

A.13.8. PRIMARY CARRIER REQUIREMENT. CUSTOMER SHALL UTILIZE SPRINT AS ITS PRIMARY CARRIER FOR THE FOLLOWING PRIMARY CARRIER SERVICES

               International Terminating Direct (Customer will be relieved of any requirement to give Sprint traffic for any country or portion thereof that customer establishes a Direct agreement.)

A.14.1.  MINIMUM COMMITMENT:

                            CARRIER TRANSPORT DIRECT
                            INTERNATIONAL MONTHLY
               MONTHS       NET USAGE COMMITMENT
               ------       ------------------------
               1-24         Exclusive international termination with A.13.8
                            exception

A.14.5.  MINIMUM PORT USAGE: $100 MINIMUM NET DIRECT USAGE PER PORT


PROMOTIONAL ACF/COC/EFC CHARGES

         All ACF Charges will be per applicable tariff.
         Monthly recurring COC charges will be $2.50 per port.
         Monthly recurring EFC charges will be $5.50 per port when Customer utilizes Sprint's entrance facilities.

INTERNATIONAL FORECAST SURCHARGE.

         To enable Sprint to adequately forecast demand for international capacity, Customer must provide Sprint with a forecast of projected usage (referred to as the "International Usage Forecast") to any country to which Customer anticipates generating more than 50,000 MOUs during any month (referred to as a "High Usage Country").

         Customer shall pay Sprint a monthly surcharge on usage to each High Usage Country equal to $0.10 for each MOU (a) above 62,500 MOUs to such country if Customer does not submit an International Usage Forecast, or (b) above 125% of the usage to such country that is forecasted in Customer's International Usage Forecast.

A.34     PROPOSAL DATE: MAY 8, 1996

                                Attachment A-2

                         INTERNATIONAL USAGE FORECAST


                         COUNTRY                 MINUTES/MONTH
                         -------                 -------------
                         Canada                  220,000

                         Philippines              60,000

                         United Kingdom           50,000

                                Attachment B-1

B.13.4.  BILLING INCREMENTS/USAGE PERIODS FOR PER MINUTE CHARGES.

               Service will be invoiced based on Per Minute Charges utilizing Tariffed Rate Periods and Tariffed Billing Increments, unless specifically set forth below:


                    Service Type/             Initial            Additional
                    Rate Element         Billing Increment   Billing Increment
                                               (sec)               (sec)

               Interstate Direct                 18                    6
               Canada Term. Direct               30                    6
               Mexico US Element Direct          30                    6
               Mexico Int'l. Element Direct      60                   60
               Other Int'l. Direct               30                    6

               Interstate Direct Toll Free       18                    6
               Canada Orig. Direct Toll Free     30                    6
               Mexico Direct Toll Free           60                   60
               Other Int'l. Direct Toll Free     30                    6

B.13.5. NON-BELL SWITCHED ORIGINATION/TERMINATION/800 ORIGINATION CHARGE. Customer shall pay the following charges for each minute of a switch interstate call originating or terminating in a Non-Bell Service Area:

               $0.015 per minute - applied to all non-Bell terminating minutes for Direct
               $0.015 per minute - applied to all non-Bell originating minutes for Direct Toll Free

B.14.2   LEC CAP MAXIMUM NON-BELL TRAFFIC.

                          Maximum Originating  Maximum Terminating  Non-Bell
         Service Type     Non-Bell Traffic %   Non-Bell Traffic %   Surcharge

         Direct                   N/A                   20%             $0.025
         Direct Toll Free         20%                   N/A             $0.025

B.14.3.  MINIMUM AVERAGE CALL DURATION: Minimum Average Time Requirement
         (MATR) shall not apply unless specifically set forth below:

                       Service Type    MATR    MATR Surcharge

                           N/A         N/A           N/A

MONTHLY RECURRING 800 CHARGES:

         Customer's 800 numbers (Direct Toll Free) requiring 800 Toll-free Directory Assistance Listings will be charged a Monthly Recurring Charge of $13.00 per month per 800 number requiring such listing.

B.14.4.  MAXIMUM NONCOMPLETE CALL PERCENTAGE.

         Direct Toll Free Usage Type     Maximum Noncomplete   Per Call
              (Rate Element)             800 Call Percentage   Surcharge

         Intrastate/Interstate                    10%               $0.04
         International/Canadian                   10%               $0.25

                                 Attachment C-1

                     INTERSTATE CARRIER DEDICATED SERVICE

BASE RATES


                                 Direct              Direct Toll Free
         LATA Group       Peak      OffPeak          Peak         OffPeak
-------------------------------------------------------------------------
             1          $0.0639      $0.0668        $0.0790       $0.760
             2          $0.0721      $0.0691        $0.1380       $0.1380
             3          $0.0739      $0.0715
             4          $0.0763      $0.0738
             5          $0.0786      $0.0762
             6          $0.1209      $0.1209

SEE LATA GROUP DESCRIPTIONS. CARRIER ULTRA WATS LATA GROUP 6 RATES ARE NOT ELIGIBLE FOR DISCOUNT 2. CARRIER ULTRA 800 LATA GROUP 2 RATES ARE NOT ELIGIBLE FOR DISCOUNT 2.
INTERSTATE USAGE ORIGINATING FROM/TERMINATING TO NON-BELL EXCHANGES WILL INCUR AN ADDITIONAL PER MINUTE INTERSTATE SWITCHED ORIGINATION/TERMINATION CHARGE AS INDICATED ON ATTACHMENT B.

TWO YEAR TERM
Discount 1

Discount 1 Monthly               Direct              Direct Toll Free
Volume of Service           Peak    OffPeak          Peak     OffPeak
----------------------------------------------------------------------------
$0       +                  5.0%      5.0%           5.0%       5.0%

Discount 2

     Monthly Volume of           Direct              Direct Toll Free
Carrier Transport Service   Peak    OffPeak          Peak     OffPeak
----------------------------------------------------------------------------
$      0  -  $ 99,999        0.0%      0.0%           0.0%      0.0%
$100,000  -  $149,999       18.0%     18.0%          18.0%     18.0%
$150,000  -  $249,999       20.0%     20.0%          20.0%     20.0%
$250,000  -  $499,999       24.0%     24.0%          24.0%     24.0%
$500,000  +                 26.0%     26.0%          26.0%     26.0%

                               Attachment C-2

                        Interstate Direct LATA Groups

GROUP 1

128  Boston, MA
132  New York Metro
224  Newark, NJ
228  Philadelphia, PA
236  Washington, DC
340  Detroit, MI
358  Chicago, IL
426  Raleigh, NC
438  Atlanta, GA
460  Miami, FL
490  New Orleans, LA
524  Kansas City, MO
552  Dallas, TX
560  Houston, TX
628  Minneapolis, MN
656  Denver, CO
666  Phoenix, AZ
674  Seattle, WA
722  San Francisco, CA
730  Los Angeles, CA


GROUP 2

222  Trenton, NJ
234  Pittsburgh, PA
238  Baltimore, MD
248  Richmond, VA
320  Cleveland, OH
324  Columbus, OH
336  Indianapolis, IN
430  Greenville, SC
452  Jacksonville, FL
458  Orlando, FL
468  Memphis, TN
470  Nashville, TN
480  Mobile, AL
482  Jackson, MS
520  St. Louis, MO

536  Oklahoma City, OK
538  Tulsa, OK
558  Austin, TX
566  San Antonio, TX
635  Cedar Rapids, IA
660  Utah
721  Las Vegas, NV
732  San Diego, CA
920  Connecticut
922  Cincinnati, OH


GROUP 3

130  Rhode Island
133  Poughkeepsie, NY
134  Albany, NY
136  Syracuse, NY
138  Binghampton, NY
140  Buffalo, NY
252  Norfolk, VA
322  Youngstown, OH
325  Akron, OH
326  Toledo, OH
328  Dayton, OH
348  Grand Rapids, MI
354  Madison, WI
356  Milwaukee, WI
374  Springfield, IL
420  Asheville, NC
422  Charlotte, NC
434  Columbia, SC
454  Gainsville, FL
456  Daytona Beach, FL
462  Louisville, KY
476  Birmingham, AL
477  Huntsville, AL
478  Montgomery, AL
486  Shreveport, LA
521  Columbia, MO
522  Springfield, MO
528  Little Rock, AR
532  Wichita, KS
534  Topeka, KS
540  El Paso, TX

542  Midland, TX
544  Lubbock, TX
548  Wichita Falls, TX
564  Corpus Christi, TX
630  Sioux City, IA
632  Des Moines, IA
634  Davenport, IA
644  Omaha, NE
646  Grand Island, NE
658  Colorado Spgs, CO
672  Portland, OR
726  Sacramento, CA
952  Tampa, FL
974  Rochester, NY

GROUP 4

126  Springfield, MA
244  Roanoke, VA
246  Culpepper, VA
330  Evansville, IN
332  South Bend, IN
334  Auburn/Hunt, IN
338  Bloomington, IN
346  Lansing, MI
350  Green Bay, WI
366  Bloomington, IL
368  Peoria, IL
370  Champ.-Urban, IL
424  Greensboro, NC
428  Wilmington, NC
432  Florence, SC
436  Charleston, SC
440  Savannah, GA
442  Augusta, GA
444  Albany, GA
446  Macon, GA
448  Pensacola, FL
450  Panama City, FL
472  Chattanooga, TN
474  Knoxville, TN
488  Lafayette, LA
492  Baton Rouge, LA
546  Amarillo, TX
550  Abilene, TX

554  Longview, TX
556  Waco-Temple, TX
562  Beaumont, TX
568  Brownsville, TX
570  Bryan, TX
620  Rochester, MN
624  Duluth, MN
626  St. Cloud, MN
636  Fargo-Brainerd, ND
668  Tucson, AZ
676  Spokane, WA
720  Reno, NV
728  Fresno, CA
736  Monterey, CA
738  Stockton, CA
924  Erie, PA
937  Richmond, IN
939  Ft. Myers, FL
953  Tallahassee, FL
956  Bristol/JoCty, TN
958  Lincoln, NE
973  Palm Springs, CA


GROUP 5

120  Maine
122  New Hampshire
124  Vermont
220  Atlantic City, NJ
226  Capital, PA
230  Altoona, PA
232  Northeast, PA
240  Hagerstown, MD
242  Salisbury, MD
250  Lynchburg, VA
254  Charleston, WV
256  Clarksburg, WV
342  Marquette, MI
344  Saginaw, MI
352  Eau Claire, WI
360  Rockford, IL
362  Cairo, IL
364  De Kalb, IL
376  Quincy, IL

464  Owensboro, KY
466  Winchester, KY
484  Biloxi, MS
526  Fort Smith, AR
530  Pine Bluff, AR
638  Bismark, ND
640  Sioux Falls, SD
648  Great Falls, MT
650  Billings, MT
652  Boise, ID
654  Cheyenne, Wy
664  New Mexico
670  Eugene, OR
724  Chico, CA
734  Bakersfield, CA
740  San Luis OB., CA
923  Lima-Mansfield, OH
927  Harrisonburg, VA
928  Charlottesville, VA
938  Terre Haute, IN
949  Fayetteville, NC
951  Rocky Mount, NC
960  Cosur D'Alene, ID
961  San Angelo, TX
976  Mattoon, IL
977  Macomb, IL
978  Otney, IL


GROUP 6


820  Puerto Rico
822  U.S. Virgin Islands
832  Alaska
834  Hawaii
921  Fishers Island, NY
929  Edinburg, VA
932  Bluefield, WV
963  Kalispell, MT
980  Navajo Terr., AZ
981  Navajo Terr., UT
ALL OTHERS

                                  Attachment C-3

                       Interstate Direct Toll Free LATA Groups

GROUP 1

120  Maine
122  New Hampshire
124  Vermont
126  Springfield, MA
128  Boston, MA
130  Rhode Island
132  New York Metro
133  Poughkeepsie, NY
134  Albany, NY
136  Syracuse, NY
138  Binghampton, NY
140  Buffalo, NY
220  Atlantic City, NJ
222  Trenton, NJ
224  Newark, NJ
226  Capital, PA
228  Philadelphia, PA
230  Altoona, PA
232  Northeast PA
234  Pittsburgh, PA
236  Washington, DC
238  Baltimore, MD
240  Hagerstown, MD
242  Salisbury, MD
244  Roanoke, VA
246  Culpepper, VA
248  Richmond, VA
250  Lynchburg, VA
252  Norfolk, VA
254  Charleston, WV
256  Clarksburg, WV
320  Cleveland, OH
322  Youngstown, OH
324  Columbus, OH
325  Akron, OH
326  Toledo, OH
328  Dayton, OH
330  Evansville, IN
332  South Bend, IN

334  Auburn/Hunt, IN
336  Indianapolis, IN
338  Bloomington, IN
340  Detroit, MI
342  Marquette, MI
344  Saginaw, MI
346  Lansing, MI
348  Grand Rapids, MI
350  Green Bay, WI
352  Eau Claire, WI
354  Madison, WI
356  Milwaukee, WI
358  Chicago, IL
360  Rockford, IL
362  Cairo, IL
364  De Kalb, IL
366  Bloomington, IL
368  Peoria, IL
370  Champ.-Urban, IL
374  Springfield, IL
376  Quincy, IL
420  Asheville, NC
422  Charlotte, NC
424  Greensboro, NC
426  Raleigh, NC
428  Wilmington, NC
430  Greenville, SC
432  Florence, SC
434  Columbia, SC
436  Charleston, SC
438  Atlanta, GA
440  Savannah, GA
442  Augusta, GA
444  Albany, GA
446  Macon, GA
448  Pensacola, FL
450  Panama City, FL
452  Jacksonville, FL
454  Gainsville, FL
456  Daytona Beach, FL
458  Orlando, FL
460  Miami, FL
462  Louisville, KY
464  Owensboro, KY
466  Winchester, KY

468  Memphis, TN
470  Nashville, TN
472  Chattanooga, TN
474  Knoxville, TN
476  Birmingham, AL
477  Huntsville, AL
478  Montgomery, AL
480  Mobile, AL
482  Jackson, MS
484  Biloxi, MS
486  Shreveport, LA
488  Lafayette, LA
490  New Orleans, LA
492  Baton Rouge, LA
520  St. Louis, MO
521  Columbia, MO
522  Springfield, MO
524  Kansas City, MO
526  Fort Smith, AR
528  Little Tock, AR
530  Pine Bluff, AR
532  Wichita, KS
534  Topeka, KS
536  Oklahoma City, OK
538  Tulsa, OK
540  El Paso, TX
542  Midland, TX
544  Lubbock, TX
546  Amarillo, TX
548  Wichita Falls, TX
550  Abilene, TX
552  Dallas, TX
554  Longview, TX
556  Waco-Temple, TX
558  Austin, TX
560  Houston, TX
562  Beaumont, TX
564  Corpus Christi, TX
566  San Antonio, TX
568  Brownsville, TX
570  Bryan, TX
620  Rochester, MN
624  Duluth, MN
626  St. Cloud, MN
628  Minneapolis, MN

630  Sioux City, IA
632  Des Moines, IA
634  Davenport, IA
635  Cedar Rapids, IA
636  Fargo-Brainerd, ND
638  Bismark, ND
640  Sioux Falls, SD
644  Omaha, NE
646  Grand Island, NE
648  Great Falls, MT
650  Billings, MT
652  Boise, ID
654  Cheyenne, WY
656  Denver, CO
658  Colorado Spgs, CO
660  Utah
664  New Mexico
666  Phoenix, AZ
668  Tucson, AZ
670  Eugene, OR
672  Portland, OR
674  Seattle, WA
676  Spokane, WA
720  Reno, NV
721  Las Vegas, NV
722  San Francisco, CA
724  Chico, CA
726  Sacramento, CA
728  Fresno, CA
730  Los Angeles, CA
732  San Diego, CA
734  Bakersfield, CA
736  Monterey, CA
738  Stockton, CA
740  San Luis Ob., CA
920  Connecticut
922  Cincinnati, OH
923  Lima-Mansfield, OH
924  Erie, PA
927  Harrisonburg, VA
928  Charlottesville, VA
937  Richmond, IN
938  Terre Haute, IN
939  Ft. Myers, FL
949  Fayetteville, NC

951  Rocky Mount, NC
952  Tampa, FL
953  Tallahasse, FL
956  Bristol/JoCty, TN
958  Lincoln, NE
960  Coeur D'Alene, ID
961  San Angelo, TX
973  Palm Springs, CA
974  Rochester, NY
976  Mattoon, IL
977  Macomb, IL
978  Olney, IL


GROUP 2


820  Puerto Rico
822  U.S. Virgin Islands
832  Alaska
834  Hawaii
921  Fishers Island, NY
929  Edinburg, VA
932  Bluefield, WV
963  Kalispell, MT
980  Navajo Terr., AZ
981  Navajo Terr., UT
ALL OTHERS

                                Attachment C-4

                        Canada Terminating Service

BASE RATES


                                                           Direct
     Canada NPA's                                Peak      OffPeak
----------------------------------------------------------------------------
         ALL                                    $0.1600    $0.1600

TWO YEAR TERM
Discount 1

     Discount 1 Monthly                               Direct
     Volume of Service                           Peak      OffPeak
----------------------------------------------------------------------------
     $0               +                           5.0%       5.0%

DISCOUNT 2

         Monthly Volume of                            Direct
     Carrier Transport Service                   Peak      OffPeak
----------------------------------------------------------------------------
     $0               +                          44.0%      44.0%


CANADA ORIGINATING SERVICE

BASE RATES

                                                  Direct Toll Free
     Canada NPA's                                Peak      OffPeak
----------------------------------------------------------------------------
         ALL                                    $0.3200    $0.3200

TWO YEAR TERM

DISCOUNT 1

          Monthly Volume of                 Direct Toll Free
     Carrier Transport Service              Peak     OffPeak
----------------------------------------------------------------------------
     $0               +                      5.0%      5.0%

DISCOUNT 2

          Monthly Volume of                 Direct Toll Free
     Carrier Transport Service              Peak     OffPeak
----------------------------------------------------------------------------
             $0 -  $99,999                   0.0%       0.0%
       $100,000 - $149,999                  12.0%      12.0%
       $150,000 - $249,999                  15.0%      15.0%
       $250,000 - $499,999                  20.0%      20.0%
       $500,000 +                           34.0%      34.0%

                                Attachment C-5

                          Mexico Terminating Service

BASE RATES - DOMESTIC ELEMENT


                                                      Direct
     Mileage                                Peak     OffPeak
----------------------------------------------------------------------------
     ALL                                   $0.0000   $0.0000


BASE RATES - INTERNATIONAL ELEMENT

                                                 Direct
Mexico Rate Step                            Peak     OffPeak
----------------------------------------------------------------------------
        1                                  $0.1650   $0.1180
        2                                  $0.1950   $0.1530
        3                                  $0.0300   $0.2300
        4                                  $0.4530   $0.3950
        5                                  $0.4710   $0.3530
        6                                  $0.5650   $0.4000
        7                                  $0.7180   $0.5650
        8                                  $0.7300   $0.5770

MEXICO RATE STEPS ARE DEFINED IN SPRINT FCC TARIFF #2.


TWO YEAR TERM
DISCOUNT 1

           Monthly Volume of                    Direct
       Carrier Transport Service            Peak     OffPeak
----------------------------------------------------------------------------
               $0                            0.0%      0.0%

DISCOUNT 2



           Monthly Volume of                             Direct
       Carrier Transport Service            Peak        OffPeak
----------------------------------------------------------------------------
                $0                          15.0%          15.0%

                                Attachment C-6

                           Mexico Originating Service


BASE RATES


                                       Direct Toll Free
Mexico Zon #                           Peak         OffPeak
----------------------------------------------------------------------------
        1                              $0.5800      $0.4400
        2                              $0.4500      $0.3400
        3                              $1.2200      $0.9100
        4                              $1.7200      $1.2600



US RATE AREA AND MEXICO RATE ZONE ARE DEFINED IN SPRINT


TWO YEAR TERM
DISCOUNT 1



            Monthly Volume of          Connect Toll Free
       Carrier Transport Service       Peak          OffPeak
----------------------------------------------------------------------------
               $0                       5.0%             5.0%



DISCOUNT 2



           Monthly Volume of           Connect Toll Free
      Carrier Transport Service        Peak          OffPeak
----------------------------------------------------------------------------
              $0  -  $99,999           0.0%           0.0%
       $100,000  -  $149,999           5.0%           0.0%
       $150,000  -  $249,999           6.0%           0.0%
       $250,000  -  $449,999           7.0%           0.0%
       $500,000  +                     8.0%           0.0%

                                 Attachment C-7

                          Other International Base Rates



                                                             Direct
Grp  Country                            Ctry Code    Std      Disc     Econ
----------------------------------------------------------------------------
4    ALBANIA                            355         0.7700   0.7700   0.7700
4    ALGERIA                            213         0.7200   0.7200   0.7200
4    AM SAMOA                           684         0.4850   0.4850   0.4850
4    ANDORRA                            376         0.7300   0.7300   0.7300
4    ANGOLA                             244         0.9200   0.9200   0.9200
4    ANGUILLA                           809497      0.5850   0.5850   0.5850
4    ANTIGUA                            809460      0.4700   0.4700   0.4700
3    ARGENTINA                          540         0.6400   0.6400   0.6400
4    ARMENIA                            374         1.3500   1.3500   1.3500
4    ARUBA                              297         0.4000   0.4000   0.4000
4    ASCENSION ISLANDS                  247         1.5400   1.5400   1.5400
1    AUSTRALIA                          610         0.1620   0.1620   0.1620
4    AUSTRALIA TERRITORY                672         4.4000   4.4000   4.4000
1    AUSTRIA                            430         0.2690   0.2690   0.2690
4    AZERBAIJAN                         994         0.8340   0.8340   0.8340
4    B. VIRGIN ISLAND                   809275      0.6090   0.6090   0.6090
4    BAHAMAS                            809321      0.2200   0.2200   0.2200
4    BAHRAIN                            973         0.7200   0.7200   0.7200
4    BANGLADESH                         880         1.0850   1.0850   1.0850
4    BARBADOS                           809228      0.5200   0.5200   0.5200
4    BELARUS                            375         0.6200   0.6200   0.6200
2    BELGIUM                            320         0.3400   0.3400   0.3400
4    BELIZE                             501         0.7700   0.7700   0.7700
4    BENIN                              229         0.6200   0.6200   0.6200
4    BERMUDA                            809231      0.3300   0.3300   0.3300
4    BHUTAN                             975         2.8200   2.8200   2.8200
4    BOLIVIA                            591         0.8500   0.8500   0.8500
4    BOSNIA/HERZEGOVINA                 387         0.7200   0.7200   0.7200
4    BOTSWANA                           267         0.8750   0.8750   0.8750
4    BOURKINA FASSO                     226         0.6900   0.6900   0.6900
3    BRAZIL                             550         0.4250   0.4250   0.4250
4    BRUNEI                             673         1.0800   1.0800   1.0800
4    BULGARIA                           359         0.6100   0.6100   0.6100
4    BURMA (MYANMAR)                    950         3.0000   3.0000   3.0000

                                                             Direct
Grp  Country                            Ctry Code    Std     Disc    Econ
----------------------------------------------------------------------------
4    BURUNDI                            257          2.3000  2.3000  2.3000
4    CAMBODIA                           855          1.2800  1.2800  1.2800
4    CAMEROON                           237          1.4000  1.4000  1.4000
4    CAPE VERDE ISLAND                  238          0.4000  0.4000  0.4000
4    CAYMAN ISLANDS                     809945       0.4600  0.4600  0.4600
4    CENTRAL AFRICAN REP.               236          1.7500  1.7500  1.7500
4    CHAD REPUBLIC                      235          2.9000  2.9000  2.9000
4    CHILE                              560          0.4100  0.4100  0.4100
3    CHINA                              860          0.9950  0.9950  0.9950
4    COLOMBIA                           570          0.5550  0.5550  0.5550
4    CONGO REP                          242          0.9750  0.9750  0.9750
4    COOK ISLANDS                       682          1.3500  1.3500  1.3500
4    COSTA RICA                         506          0.5750  0.5750  0.5750
4    CROATIA, REPUB OF                  384          0.5500  0.5500  0.5500
4    CUBA                               530          0.6600  0.6600  0.6600
4    CYPRUS                             357          0.5300  0.5300  0.5300

                                 Attachment C-8

                          Other International Base Rates

                                                             Direct
Grp  Country                            Ctry Code    Std     Disc    Econ
----------------------------------------------------------------------------
4    CZECH REPUBLIC                     420         0.4000  0.4000  0.4000
2    DENMARK                            450         0.2450  0.2450  0.2450
4    DIEGO GARCIA                       246         2.8000  2.8000  2.8000
4    DJIBOUTI                           253         1.1000  1.1000  1.1000
4    DOMINICA                           809445      0.6200  0.6200  0.6200
4    DOMINICAN REPUBLIC                 809220      0.4750  0.4750  0.4750
4    ECUADOR                            593         0.6700  0.6700  0.6700
4    EGYPT                              200         0.7100  0.7100  0.7100
4    EL SALVADOR                        503         0.5600  0.5600  0.5600
4    EQUATORIAL GUINEA                  240         1.7100  1.7100  1.7100
4    ERITREA                            291         1.9000  1.9000  1.9000
4    ESTONIA                            372         0.8800  0.8800  0.8800
4    ETHIOPIA                           251         1.0300  1.0300  1.0300
4    FAEROE ISLANDS                     298         0.4600  0.4600  0.4600
4    FALKLAND ISLANDS                   500         1.1350  1.1350  1.1350
4    FIJI                               679         0.9600  0.9600  0.9600
1    FINLAND                            358         0.2000  0.2000  0.2000
1    FRANCE                             330         0.1900  0.1900  0.1900
4    FRENCH ANTILLES                    596         0.6050  0.6050  0.6050
4    FRENCH GUIANA                      594         0.6037  0.6037  0.6037
4    FRENCH POLYNESIA                   689         1.0700  1.0700  1.0700
4    GABON                              241         0.9500  0.9500  0.9500
4    GAMBIA                             220         0.9550  0.9550  0.9550
4    GEORGIA                            788         1.0500  1.0500  1.0500
2    GERMANY                            490         0.1850  0.1850  0.1850
4    GHANA                              233         0.6400  0.6400  0.6400
4    GIBRALTAR                          350         0.9900  0.9900  0.9900
4    GRANDTURK TC                       809941      0.8600  0.8600  0.8600
4    GREECE                             300         0.5250  0.5250  0.5250
4    GREENLAND                          299         0.5100  0.5100  0.5100
4    GRENADA                            809440      0.6230  0.6230  0.6230
4    GUADELOUPE                         590         0.6050  0.6050  0.6050
4    GUAM                               671         0.3000  0.3000  0.3000
4    GUANTANAMO BAY                     539         1.2000  1.2000  1.2000

                                                             Direct
Grp  Country                            Ctry Code    Std     Disc    Econ
----------------------------------------------------------------------------
4    GUATEMALA                          502         0.5000  0.5000  0.5000
4    GUINEA PEOP REP                    224         0.8500  0.8500  0.8500
4    GUINEA-BISSAU                      245         1.6950  1.6950  1.6950
4    GUYANA                             592         0.8010  0.8010  0.8010
4    HAITI                              509         0.6900  0.6900  0.6900
4    HONDURAS                           504         0.5850  0.5850  0.5850
1    HONG KONG                          852         0.3650  0.3650  0.3650
4    HUNGARY                            360         0.4500  0.4500  0.4500
4    ICELAND                            354         0.3700  0.3700  0.3700
2    INDIA                              910         0.8400  0.8400  0.8400
4    INDONESIA                          620         0.6800  0.6800  0.6800
4    IRAN                               980         1.0700  1.0700  1.0700
4    IRAQ                               964         1.1000  1.1000  1.1000
4    IRELAND                            353         0.2750  0.2750  0.2750
3    ISRAEL                             972         0.6800  0.6800  0.6800
2    ITALY                              390         0.2500  0.2500  0.2500

                                Attachment C-9

                        Other International Base Rates


                                                             Direct
Grp  Country                            Ctry Code    Std     Disc    Econ
----------------------------------------------------------------------------
4    IVORY COAST                        225         1.2200  1.2200  1.2200
4    JAMAICA                            80928       0.5850  0.5850  0.5850
1    JAPAN                              810         0.2600  0.2600  0.2600
4    JORDAN                             962         0.8000  0.8000  0.8000
4    KAZAKHSTAN                         732         0.8100  0.8100  0.8100
4    KENYA                              254         0.8100  0.8100  0.8100
4    KIRGISTAN                          733         2.0000  2.0000  2.0000
4    KIRIBATI                           686         1.0000  1.0000  1.0000
2    KOREA (SOUTH)                      820         0.4400  0.4400  0.4400
4    KUWAIT                             965         0.7200  0.7200  0.7200
4    LAOS                               856         1.8750  1.8750  1.8750
4    LATVIA                             371         0.8250  0.8250  0.8250
4    LEBANON                            961         1.1300  1.1300  1.1300
4    LESOTHO                            266         0.8850  0.8850  0.8850
4    LIBERIA                            231         0.6000  0.6000  0.6000
4    LIBYA APSJ                         218         1.5100  1.5100  1.1500
4    LITHUANIA                          370         0.9550  0.9550  0.9550
4    LUXEMBOURG                         286         0.2550  0.2550  0.2550
4    MACAO                              853         0.7200  0.7200  0.7200
4    MACEDONIA                          389         0.9000  0.9000  0.9000
4    MADAGASCAR                         261         3.5000  3.5000  3.5000
4    MALAWI                             265         0.6250  0.6250  0.6250
4    MALAYSIA                           600         0.4200  0.4200  0.4200
4    MALDIVES REP                       960         1.1700  1.1700  1.1700
4    MALI REP                           223         0.9500  0.9500  0.9500
4    MALTA REP                          356         0.8400  0.8400  0.8400
4    MARSHALL ISLANDS                   692         0.8800  0.8800  0.8800
4    MAURITANIA                         222         1.4000  1.4000  1.4000
4    MAURITIUS                          230         2.2500  2.2500  2.2500
4    MAYOTTE ISLAND                     269         1.1200  1.1200  1.1200
4    MICRONESIA                         691         0.8750  0.8750  0.8750
4    MOLDOVA                            373         1.2300  1.2300  1.2300
4    MONGOLIA PEOP REP                  976         1.6700  1.6700  1.6700
4    MONTSERRAT                         809491      0.6400  0.6400  0.6400

                                                             Direct
Grp  Country                            Ctry Code    Std     Disc    Econ
----------------------------------------------------------------------------
4    MOROCCO                            210         1.0600  1.0600  1.0600
4    MOZAMBIQUE                         258         0.8800  0.8800  0.8800
4    NAMIBIA                            264         1.4200  1.4200  1.4200
4    NAURU                              674         1.0000  1.0000  1.0000
4    NEPAL                              977         1.0700  1.0700  1.0700
2    NETHERLANDS                        310         0.1900  0.1900  0.1900
4    NETHERLANDS ANTIL                  599         0.3650  0.3650  0.3650
4    NEVIS ISLAND                       809469      0.6500  0.6500  0.6500
4    NEW CALEDONIA                      687         2.1700  2.1700  2.1700
4    NEW ZEALAND                        640         0.2500  0.2500  0.2500
4    NICARAGUA                          505         0.6700  0.6700  0.6700
4    NIGER REPUBLIC                     227         1.0600  1.0600  1.0600
4    NIGERIA                            283         0.5620  0.5620  0.5620
4    NIUE                               683         1.6300  1.6300  1.6300
4    NORTH KOREA                        850         2.6600  2.6600  2.6600

                                Attachment C-10
                         Other International Base Rates


                                                             Direct
Grp  Country                            Ctry Code    Std     Disc    Econ
----------------------------------------------------------------------------
4    NORWAY                             470         0.2100  0.2100  0.2100
4    OCEAN ATLANTIC E                   871         7.5000  7.5000  7.5000
4    OCEAN ATLANTIC W                   874         7.5000  7.5000  7.5000
4    OCEAN INDIAN                       873         7.5000  7.5000  7.5000
4    OCEAN PACIFIC                      872         7.5000  7.5000  7.5000
4    OMAN                               968         0.8000  0.8000  0.8000
4    PAKISTAN                           920         1.0800  1.0800  1.0800
4    PALAU REPUBLIC                     680         1.0800  1.0800  1.0800
4    PANAMA                             507         0.6100  0.6100  0.6100
4    PAPUA N. GUINEA                    675         0.8000  0.8000  0.8000
4    PARAGUAY                           287         0.8400  0.8400  0.8400
4    PERU                               510         0.6600  0.6600  0.6600
3    PHILIPPINES                        630         0.5700  0.5700  0.5700
3    POLAND                             480         0.4200  0.4200  0.4200
4    PORTUGAL                           351         0.4050  0.4050  0.4050
4    QATAR                              974         0.7600  0.7600  0.7600
4    REUNION ISLAND                     262         1.0700  1.0700  1.0700
4    ROMANIA                            400         0.7500  0.7500  0.7500
4    RUSSIA                             700         0.8950  0.8950  0.8950
4    RWANDA                             250         2.6700  2.6700  2.6700
4    SAIPAN                             670         0.4600  0.4600  0.4600
4    SAN MARINO                         378         0.6200  0.6200  0.6200
4    SAO TOME                           239         1.2000  1.2000  1.2000
4    SAUDI ARABIA                       966         0.8600  0.8600  0.8600
4    SENEGAL                            221         1.0500  1.0500  1.0500
4    SERBIA/MONTENEGRO                  381         0.7850  0.7850  0.7850
4    SEYCHELLES                         248         1.4500  1.4500  1.4500
4    SIERRA LEONE                       232         1.6000  1.6000  1.6000
1    SINGAPORE                          650         0.2700  0.2700  0.2700
4    SLOVAKIA                           427         0.5500  0.5500  0.5500
4    SLOVENIA                           386         0.7800  0.7800  0.7800
4    SOLOMON ISLANDS                    677         0.8750  0.8750  0.8750
4    SOMALIA                            252         2.0500  2.0500  2.0500
4    SOUTH AFRICA                       270         0.5050  0.5050  0.5050
3    SPAIN                              340         0.4450  0.4450  0.4450

                                                             Direct
Grp  Country                            Ctry Code    Std     Disc    Econ
----------------------------------------------------------------------------
4    SRI LANKA                          940         0.8800  0.8800  0.8800
4    ST. HELENA                         290         3.4050  3.4050  3.4050
4    ST. KITTS                          809465      0.6400  0.6400  0.6400
4    ST. LUCIA                          809450      0.4650  0.4650  0.4650
4    ST. PIERRE                         508         0.8950  0.8950  0.8950
4    ST. VINCENT                        809456      0.6350  0.6350  0.6350
4    SUDAN                              249         1.6500  1.6500  1.6500
4    SURINAME                           597         1.2100  1.2100  1.2100
4    SWAZILAND                          268         0.9300  0.9300  0.9300
1    SWEDEN                             460         0.1450  0.1450  0.1450
2    SWITZERLAND                        410         0.1850  0.1850  0.1850
4    SYRIAN ARABREP                     963         1.0800  1.0800  1.0800
1    TAIWAN                             886         0.4100  0.4100  0.4100
4    TAJIKISTAN                                     1.7500  1.7500  1.7500
4    TANZANIA                           255         0.8550  0.8550  0.8550

                                Attachment C-11

                          Other International Base Rates

                                                 Direct
Grp  Country                   Ctry Code    Std         Disc        Econ
----------------------------------------------------------------------------
4    THAILAND                  660          0.6300      0.6300      0.6300
4    TOGO                      228          0.9700      0.9700      0.9700
4    TONGA                     676          1.1700      1.1700      1.1700
4    TRINIDAD                  809622       0.5500      0.5500      0.5500
4    TUNISIA                   216          0.6150      0.6150      0.6150
4    TURKEY                    900          0.5100      0.5100      0.5100
4    TURKMENISTAN                           1.2000      1.2000      1.2000
4    TUVALU                    688          1.6550      1.6550      1.6550
4    UGANDA                    256          0.6800      0.6800      0.6800
4    UKRAINE                   285          0.6000      0.6000      0.6000
4    UNITED A.E.               971          0.6050      0.6050      0.6050
1    UNITED KINGDOM            440          0.1300      0.1300      0.1300
4    URUGUAY                   598          0.7350      0.7350      0.7350
4    UZBEKISTAN                             1.1600      1.1600      1.1600
4    VANUATU                   678          1.9000      1.9000      1.9000
2    VENEZUELA                 580          0.3090      0.3090      0.3090
4    VIETNAM                   840          0.9250      0.9250      0.9250
4    WALLIS ISL                681          4.7200      4.7200      4.7200
4    WESTERN SAMOA             685          0.7600      0.7600      0.7600
4    YEMEN                     969          0.8250      0.8250      0.8250
4    ZAIRE                     243          0.7000      0.7000      0.7000
4    ZAMBIA                    260          0.6900      0.6900      0.6900
4    ZIMBABWE                  263          1.1100      1.1100      1.1100

Note: Other International Base Rates above are not eligible for any tariff or contract discounts.

                                Attachment C-12

             Other International Toll Free Service (ITFS-US Inbound)

BASE RATES

COUNTRY                             CTRY CODE            DIRECT TOLL FREE
----------------------------------------------------------------------------
ANTIGUA                             809460                    $1.5000
AUSTRALIA                           610                       $1.3400
BAHAMAS                             809321                    $1.0600
BAHRAIN                             973                       $2.0000
BARBADOS                            809228                    $1.4000
BELGIUM                             320                       $1.4000
BERMUDA                             809231                    $1.1100
BOLIVIA                             591                       $2.2400
BRAZIL                              550                       $1.4600
CAYMAN ISLANDS                      809945                    $1.4600
CHILE                               560                       $1.6700
CHINA                               860                       $3.1200
COLOMBIA                            570                       $1.5700
COSTA RICA                          506                       $1.4500
CYPRUS                              357                       $1.6600
DENMARK                             450                       $1.5100
DOMINICAN REPUBLIC                  809220                    $1.1600
ECUADOR                             593                       $2.1600
EL SALVADOR                         503                       $1.8800
FINLAND                             358                       $1.5100
FRANCE                              330                       $1.5100
GERMANY                             490                       $1.4100
GUAM                                671                       $1.5700
GUATEMALA                           502                       $1.3100
HONG KONG                           852                       $1.8500
INDONESIA                           620                       $1.9600
IRELAND                             353                       $1.4100
ISRAEL                              972                       $1.7300
ITALY                               390                       $1.5100
JAMAICA                             809287                    $1.4700
JAPAN                               810                       $1.6600
KOREA (SOUTH)                       820                       $1.7800

COUNTRY                             CTRY CODE            DIRECT TOLL FREE
----------------------------------------------------------------------------
LUXEMBOURG                          286                  $1.4500
MALAYSIA                            600                  $1.7800
NETHERLAND ANTIL                    599                  $1.7800
NETHERLANDS                         310                  $1.4100
NEW ZEALAND                         640                  $2.0000
NICARAGUA                           505                  $1.8800
NORWAY                              470                  $1.5000
PANAMA                              507                  $1.3600
PHILIPPINES                         630                  $1.6800
PORTUGAL                            351                  $1.8500
SAIPAN                              670                  $1.7800
SAN MARINO                          378                  $1.5100
SINGAPORE                           650                  $1.7300
SOUTH AFRICA                        270                  $2.1900
SPAIN                               340                  $1.6300
SWEDEN                              460                  $1.3900
SWITZERLAND                         410                  $1.5100
TAIWAN                              886                  $1.5800
THAILAND                            660                  $1.8500
TRINIDAD                            809622               $1.4100
TURKEY                              900                  $2.0200
UNITED KINGDOM                      440                  $1.1700
VENEZUELA                           580                  $1.8600


DISCOUNT 1

     Monthly Volume of
       ITFS Service                      Direct Toll Free
----------------------------------------------------------------------------
       $0   -      $999                            5.0%
   $1,000   -    $2,999                           10.0%
   $3,000   -    $4,999                           15.0%
   $5,000   +    $4,999                           20.0%

                                Attachment C-13

Interstate Adjustment (Intrastate)

BASE RATES

                          Direct                     Direct Toll Free
State          Day         Eve        N/W        Day        Eve       N/W
----------------------------------------------------------------------------
AK             0.1667      0.1667     0.1667     0.1667     0.1667    0.1667
AL             0.0747      0.0635     0.0635     0.0980     0.0779    0.0779
AR             0.0790      0.0635     0.0635     0.1337     0.1065    0.1065
AZ             0.1019      0.1019     0.1019     0.1180     0.0944    0.0918
CAa            0.0433      0.0433     0.0433     0.0580     0.0580    0.0580
CAb            0.0453      0.0453     0.0453     0.0600     0.0600    0.0600
CO             0.1134      0.1134     0.1134     0.1073     0.0973    0.0973
CT             0.0895      0.0719     0.0719     0.1087     0.0865    0.0865
DE             0.0825      0.0663     0.0663     0.1108     0.0887    0.0887
FL             0.0976      0.0976     0.0976     0.0987     0.0974    0.0974
GA             0.0747      0.0746     0.0746     0.0887     0.0708    0.0708
HI             0.1667      0.1667     0.1667     0.1667     0.1667    0.1667
IA             0.0966      0.0966     0.0966     0.1051     0.0915    0.0915
ID             0.1125      0.1125     0.1125     0.1078     0.1078    0.1078
IL             0.0790      0.0635     0.0635     0.1037     0.0829    0.0829
IN             0.0747      0.0712     0.0712     0.0965     0.0772    0.0772
KS             0.1125      0.1125     0.1125     0.1168     0.1168    0.1168
KY             0.0853      0.0684     0.0684     0.1366     0.1094    0.1094
LA             0.0772      0.0772     0.0772     0.0980     0.0779    0.0779
MA             0.0743      0.0743     0.0743     0.0808     0.0644    0.0644
MD             0.0832      0.0663     0.0663     0.0915     0.0729    0.0729
ME             0.1659      0.1659     0.1659     0.2145     0.2036    0.2036
MI             0.0761      0.0751     0.0751     0.1044     0.0829    0.0829
MN             0.1173      0.1173     0.1173     0.1144     0.0969    0.0969
MO             0.1167      0.1167     0.1167     0.1003     0.1003    0.1003
MS             0.1093      0.0874     0.0874     0.1180     0.0944    0.0944
MT             0.0891      0.0891     0.0891     0.1130     0.0941    0.0941
NC             0.1144      0.1144     0.1144     0.0944     0.0912    0.0912
ND             0.0993      0.0993     0.0993     0.1073     0.1053    0.1053
NE             0.1032      0.1032     0.1032     0.1108     0.1012    0.1012
NH             0.1050      1.1007     1.1007     0.1423     0.1423    0.1423
NJ             0.0839      0.0829     0.0829     0.0867     0.0867    0.0867
NM             0.1234      0.1095     0.1095     0.1258     0.1186    0.1186

                          Direct                      Direct Toll Free
State          Day         Eve        N/W        Day        Eve       N/W
----------------------------------------------------------------------------
NV             0.0776      0.0620     0.0620     0.1144     0.0915    0.0872
NY             0.0888      0.0842     0.0842     0.1087     0.0883    0.0883
OH             0.0846      0.0760     0.0760     0.1130     0.0901    0.0901
OK             0.0867      0.0762     0.0762     0.1316     0.1051    0.1051
OR             0.0904      0.0904     0.0904     0.0987     0.0787    0.0787
PA             0.0891      0.0891     0.0891     0.1030     0.0928    0.0928
RI             0.0776      0.0620     0.0620     0.1037     0.1001    0.1001
SC             0.1089      0.1089     0.1089     0.1087     0.0927    0.0927
SD             0.0825      0.0696     0.0696     0.1144     0.0915    0.0915
TN             0.1050      0.1022     0.1022     0.1180     0.0944    0.0944
TX             0.1138      0.1138     0.1138     0.0865     0.0865    0.0865
UT             0.0956      0.0956     0.0956     0.1051     0.0837    0.0837
VA             0.0874      0.0740     0.0740     0.0922     0.0736    0.0736
VT             0.1364      0.1364     0.1364     0.1144     0.1007    0.1007
WA             0.1022      0.1022     0.1022     0.0894     0.0867    0.0867
WI             0.0832      0.0704     0.0704     0.1001     0.0801    0.0801
WV             0.0776      0.0753     0.0753     0.1022     0.0815    0.0815
WY             0.1448      0.1448     0.1448     0.1491     0.1491    0.1491

a. Interstate Adjustment Base Rate for California Intrastate/Intralata traffic.

b. Interstate Adjustment Base Rate for California Intrastate/Interlata traffic.

c. Discount 1 calculated based on Intrastate usage rated at Interstate Adjustment base rates (for all 50 states) at the billing hierarchy Product level (level 4).


DISCOUNT 1

Discount 1 Monthly                  Direct              Direct Toll Free
Volume of Service            Day     Eve     N/W       Day     Eve     N/W
----------------------------------------------------------------------------
     $0   -    $1,499         0%      0%      0%        0%      0%      0%
 $1,500   -    $4,999         3%      3%      3%        3%      3%      3%
 $5,000   -   $19,999         5%      5%      5%        5%      5%      5%
$20,000   +                   8%      8%      8%        8%      8%      8%